Exhibit 99.77Q3 CERT

Registrant Name:  American Century Variable Portfolios, Inc.
File Number: 811-5447
Registrant CIK Number: 0000827060

         The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 15, 48, 72DD, 72EE, 73A, 74U and 74V. The complete answers are as follows:

Item 15

Custodian:                                                       Sub-Custodian:
J.P. Morgan Chase & Company                                   See Attachment A

                                  Attachment A
a. Foreign Subcustodians:

Country                                                 Foreign Subcustodian

ARGENTINA                                                    JPMorgan Chase Bank
                                                                    Buenos Aires
------------------------ ------ ------------------------------------------------
AUSTRALIA                           Australia and New Zealand Banking Group Ltd.
                                                                       Melbourne
------------------------ -------------------------------------------------------
AUSTRIA                                                          J.P. Morgan AG
                                                                      Frankfurt
------------------------ -------------------------------------------------------
BAHRAIN                                                 National Bank of Bahrain
                                                                         Manama
------------------------ -------------------------------------------------------
BANGLADESH                                               Standard Chartered Bank
                                                                          Dhaka
------------------------ -------------------------------------------------------
BELGIUM                                                          J.P. Morgan AG
                                                                      Frankfurt
------------------------ -------------------------------------------------------
BERMUDA                                              The Bank of Bermuda Limited
                                                                       Hamilton
------------------------ -------------------------------------------------------
BOTSWANA                                       Barclays Bank of Botswana Limited
                                                                        Gaborone
------------------------ -------------------------------------------------------
BRAZIL                                                            Citibank, N.A.
                                                                       Sao Paulo
------------------------ -------------------------------------------------------
BULGARIA                                                           ING Bank N.V.
                                                                           Sofia
------------------------ -------------------------------------------------------
CANADA                                                      Royal Bank of Canada
                                                                        Toronto
------------------------ -------------------------------------------------------
                                                            Royal Bank of Canada
                                                                        Toronto
------------------------ -------------------------------------------------------
CHILE                                                             Citibank, N.A
                                                                        Santiago
------------------------ -------------------------------------------------------
CHINA - SHANGHAI                                                  Citibank, N.A.
                                                                       New York
------------------------ -------------------------------------------------------
CHINA - SHENZHEN                                             JPMorgan Chase Bank
                                                                       Hong Kong
------------------------ -------------------------------------------------------
COLOMBIA                             Cititrust Colombia S.A. Sociedad Fiduciaria
                                                              Santa Fe de Bogota
------------------------ -------------------------------------------------------
CROATIA                                              Privredna banka Zagreb d.d.
                                                                         Zagreb
------------------------ -------------------------------------------------------
CYPRUS                                              The Cyprus Popular Bank Ltd.
                                                                        Nicosia
------------------------ -------------------------------------------------------
CZECH REPUBLIC                               Ceskoslovenska obchodni banka, a.s.
                                                                         Prague
------------------------ -------------------------------------------------------
DENMARK                                                  Nordea Bank Danmark A/S
                                                                      Copenhagen
------------------------ -------------------------------------------------------
ECUADOR                                                           Citibank, N.A.
                                                                          Quito
------------------------ -------------------------------------------------------
EGYPT                                                             Citibank, N.A.
                                                                          Cairo
------------------------ -------------------------------------------------------
ESTONIA                                                           Esti Uhispank
                                                                        Tallinn
------------------------ -------------------------------------------------------
FINLAND                                                          J.P. Morgan AG
                                                                      Frankfurt
------------------------ -------------------------------------------------------
FRANCE                                                           J.P. Morgan AG
                                                                     Frankfurt
------------------------ -------------------------------------------------------
                                                                  J.P. Morgan AG
                                                                       Frankfurt
------------------------ -------------------------------------------------------
GERMANY                                                           J.P. Morgan AG
                                                                       Frankfurt
------------------------ -------------------------------------------------------
GHANA                                             Barclays Bank of Ghana Limited
                                                                          Accra
------------------------ -------------------------------------------------------
GREECE                                                            J.P. Morgan AG
                                                                      Frankfurt
------------------------ -------------------------------------------------------
HONG KONG                                                    JPMorgan Chase Bank
                                                                      Hong Kong
------------------------ -------------------------------------------------------
HUNGARY                                                             ING Bank Rt.
                                                                       Budapest
------------------------ -------------------------------------------------------
ICELAND                                                        Islandsbanki-FBA
                                                                      Reykjavik
------------------------ -------------------------------------------------------
INDIA                                          The Hongkong and Shanghai Banking
                                                             Corporation Limited
                                                                         Mumbai
------------------------ -------------------------------------------------------
                                                         Standard Chartered Bank
                                                                          Mumbai
------------------------ -------------------------------------------------------
INDONESIA                                      The Hongkong and Shanghai Banking
                                                             Corporation Limited
                                                                         Jakarta
------------------------ -------------------------------------------------------
IRELAND                                                          J.P. Morgan AG
                                                                      Frankfurt
------------------------ -------------------------------------------------------
ISRAEL                                                 Bank Leumi le-Israel B.M.
                                                                       Tel Aviv
------------------------ -------------------------------------------------------
ITALY                                                            J.P. Morgan AG
                                                                      Frankfurt
------------------------ -------------------------------------------------------
IVORY COAST                                                     Societe Generale
                                                                           Paris
------------------------ -------------------------------------------------------
JAMAICA                                   FirstCaribbean International Trust and
                                                 Merchant Bank (Jamaica) Limited
                                                                       Kingston
------------------------ -------------------------------------------------------
JAPAN                                                       JPMorgan Chase Bank
                                                                          Tokyo
------------------------ -------------------------------------------------------
                                                             JPMorgan Chase Bank
                                                                          Tokyo
------------------------ -------------------------------------------------------
JORDAN                                                             Arab Bank Plc
                                                                          Amman
------------------------ -------------------------------------------------------
KAZAKHSTAN                                              ABN AMRO Bank Kazakhstan
                                                                          Almaty
------------------------ -------------------------------------------------------
KENYA                                             Barclays Bank of Kenya Limited
                                                                        Nairobi
------------------------ -------------------------------------------------------
LATVIA                                                                Hansabanka
                                                                            Riga
------------------------ -------------------------------------------------------
LEBANON                                                      JPMorgan Chase Bank
                                                                       New York
------------------------ -------------------------------------------------------
LITHUANIA                                                    Vilniaus Bankas AB
                                                                        Vilnius
------------------------ -------------------------------------------------------
LUXEMBOURG                                                       J.P. Morgan AG
                                                                      Frankfurt
------------------------ -------------------------------------------------------
MALAYSIA                                               HSBC Bank Malaysia Berhad
                                                                   Kuala Lumpur
------------------------ -------------------------------------------------------
MALTA                                                     HSBC Bank Malta p.l.c.
                                                                       Valletta
------------------------ -------------------------------------------------------
MAURITIUS                                      The Hongkong and Shanghai Banking
                                                             Corporation Limited
                                                                      Port Louis
------------------------ -------------------------------------------------------
MEXICO                                                   Banco J.P. Morgan, S.A.
                                                                    Mexico, D.F
------------------------ -------------------------------------------------------
                                                  Banco Nacional de Mexico, S.A.
                                                                    Mexico, D.F
------------------------ -------------------------------------------------------
MOROCCO                                         Banque Commerciale du Maroc S.A.
                                                                     Casablanca
------------------------ -------------------------------------------------------
NAMIBIA                                         Standard Bank of Namibia Limited
                                                                       Windhoek
------------------------ -------------------------------------------------------
NETHERLANDS                                                       J.P. Morgan AG
                                                                       Frankfurt
------------------------ -------------------------------------------------------
                                                                  J.P. Morgan AG
                                                                      Frankfurt
------------------------ -------------------------------------------------------
NEW ZEALAND                                        National Bank of New Zealand
                                                                    Wellington
------------------------ -------------------------------------------------------
*NIGERIA*                              The Standard Bank of South Africa Limited
                                                                    Johannesburg
--------------------------------------------------------------------------------
NORWAY                                                       Den norske Bank ASA
                                                                            Oslo
------------------------ -------------------------------------------------------
OMAN                                                              Oman Arab Bank
                                                                          Muscat
------------------------ -------------------------------------------------------
PAKISTAN                                                          Citibank, N.A.
                                                                         Karachi
------------------------ -------------------------------------------------------
                                                                Deutsche Bank AG
                                                                         Karachi
------------------------ -------------------------------------------------------
                                                         Standard Chartered Bank
                                                                        Karachi
------------------------ -------------------------------------------------------
PERU                                                   Banco de Credito del Peru
                                                                            Lima
------------------------ -------------------------------------------------------
PHILIPPINES                                    The Hongkong and Shanghai Banking
                                                             Corporation Limited
                                                                          Manila
------------------------ ------ ------------------------------------------------
POLAND                                                Bank Rozwoju Eksportu S.A.
                                                                         Warsaw
------------------------ ------ ------------------------------------------------
PORTUGAL                                                         J.P. Morgan AG
                                                                      Frankfurt
------------------------ ------ ------------------------------------------------
ROMANIA                                                            ING Bank N.V.
                                                                      Bucharest
------------------------ ------ ------------------------------------------------
*RUSSIA*                                                     JPMorgan Chase Bank
                                                                       New York
                                     A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                       Account)
------------------------ ------ ------------------------------------------------
                                                             JPMorgan Chase Bank
                                                                        New York
                                      A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                       Account)
------------------------------- ------------------------------------------------
SINGAPORE                                    Oversea-Chinese Banking Corporation
                                                                       Singapore
------------------------ ------ ------------------------------------------------
SLOVAK REPUBLIC                                     Vseobecno Uverova Banka S.A.
                                                                     Bratislava
------------------------ ------ ------------------------------------------------
SLOVENIA                               Bank Austria Creditanstalt d.d. Ljubljana
                                                                      Ljubljana
------------------------ ------ ------------------------------------------------
SOUTH AFRICA                           The Standard Bank of South Africa Limited
                                                                   Johannesburg
------------------------ ------ ------------------------------------------------
SOUTH KOREA                                    The Hongkong and Shanghai Banking
                                                             Corporation Limited
                                                                          Seoul
------------------------ ------ ------------------------------------------------
                                                        Standard Chartered Bank
                                                                          Seoul
------------------------ ------ ------------------------------------------------
SPAIN                                                            J.P. Morgan AG
                                                                      Frankfurt
------------------------ ------ ------------------------------------------------
SRI LANKA                                     The Hongkong and Shanghai Banking
                                                            Corporation Limited
                                                                        Colombo
------------------------ ------ ------------------------------------------------
SWEDEN                                                     Svenska Handelsbanken
                                                                       Stockholm
------------------------ ------ ------------------------------------------------
SWITZERLAND                                                              UBS AG
                                                                          Zurich
------------------------ ------ ------------------------------------------------
TAIWAN                                                       JPMorgan Chase Bank
                                                                         Taipei
------------------------ ------ ------------------------------------------------
                                               The Hongkong and Shanghai Banking
                                                             Corporation Limited
                                                                          Taipei
------------------------ ------ ------------------------------------------------
THAILAND                                                 Standard Chartered Bank
                                                                         Bangkok
------------------------ ------ ------------------------------------------------
TUNISIA                             Banque Internationale Arabe de Tunisie, S.A.
                                                                           Tunis
------------------------ ------ ------------------------------------------------
TURKEY                                                      JPMorgan Chase Bank
                                                                       Istanbul
------------------------ ------ ------------------------------------------------
*UKRAINE*                                                      ING Bank Ukraine
                                                                           Kiev
------------------------------- ------------------------------------------------
U.A.E. The National Bank of Abu Dhabi                                 Abu Dhabi
------------------------ -------------------------------------------------------
U.K.                                                                   National
                                                                    Westminster
                                                                         Bank
                                                                         London
------------------------ -------------------------------------------------------
URUGUAY                                                         BankBoston, N.A
                                                                     Montevideo.
------------------------ -------------------------------------------------------
U.S.A.
                                                                      JPMorgan
                                                                        Chase
                                                                        Bank
                                                                        New
                                                                        York
------------------------ -------------------------------------------------------
VENEZUELA                                                         Citibank, N.A.
                                                                        Caracas
------------------------ -------------------------------------------------------
VIETNAM                                       The Hongkong and Shanghai Banking
                                                            Corporation Limited
                                                               Ho Chi Minh City
------------------------ ------ ------------------------------------------------
ZAMBIA                                          Barclays Bank of Zambia Limited
                                                                         Lusaka
------------------------ ------ ------------------------------------------------
ZIMBABWE                                      Barclays Bank of Zimbabwe Limited
                                                                         Harare
------------------------ ------ ------------------------------------------------


Item 48

         Registrant is party to a management agreement (the "Agreement") with its investment adviser, American Century Investment Management, Inc. ("ACIM"). Under the Agreement, ACIM provides, directly or through affiliates and third parties, virtually all services necessary to manage Registrant's assets, including providing investment advice, obtaining custodial services, portfolio accounting and fund tax preparation, as well as administrative services for the Registrant and its shareholders, such as transfer agency and the printing and distribution of shareholder materials. Registrant provides multiple classes of its series. For the services ACIM provides under the Agreement, ACIM charges each class a single, unified fee equal to a predetermined annual percentage of the class's daily net assets. This unified fee rate varies by class as indicated below. The difference in the fee structure among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the adviser for core investment advisory services. Although the core investment advisory expense does not vary by class, the Agreement does not separately state this rate. As a result, Registrant's response to Item 48 reflects the unified fee rate specified in the Agreement for each class.

Series No. 4

Fund Average Net Assets    Class I     Class II   Class III
-----------------------    --------------------------------
First $250 million           1.50%      1.40%      1.50%
Next $250 million            1.20%      1.10%      1.20%
Over $500 million            1.10%      1.00%      1.10%

Series No. 5

Fund Average Net Assets    Class I     Class II   Class III
-----------------------    --------------------------------
First $500 million            1.00%     0.90%      1.00%
Next $500 million             0.95%     0.85%      0.95%
Over $1 billion              0.90%      0.80%      0.90%

Series No. 7

Fund Average Net Assets    Class I     Class II   Class III
-----------------------    --------------------------------
First $20 billion            1.00%      0.90%      1.00%
Over $20 billion             0.95%      0.85%      0.95%







Series Number:  4
72DD) 1. Total income dividends for which record date passed during the period ($000's omitted)
                                Class I 3,390
         2.Dividends for a second class of
         open-end company shares
                                Class II 118
                                Class II 456

73A)     1. Dividends from net investment income
                                Class I $0.0404
          2. Dividends for a second class of open-end company shares
                                Class II  $0.0333
                                Class III $0.0404

74U.     1. Number of shares outstanding (000's omitted)
                                Class I 79,774
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                Class II 6,943
                                Class III 12,932
Series Number:  5
72DD) 1. Total income dividends for which record date passed during the period ($000's omitted)
                                Class I 16,415
         2.Dividends for a second class
         of open-end company shares
                                Class II 956
                                Class III 8

73A)     1. Dividends from net investment income
                                Class I $0.0169
          2. Dividends for a second class of open-end company shares
                                Class II $0.0064
                                Class III $0.0134

74U.     1. Number of shares outstanding (000's omitted)
                                Class I 246,452
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                Class II 28,036
                                Class III   234

77V.     1. Net asset value per share (to nearest cent)
                                Class I $7.79
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class II $7.78
                                Class III  $7.79

Series Number:  6
72DD) 1. Total income dividends for which record date passed during the period ($000's omitted)
                                Class I 8,491
         2.Dividends for a second class
         of open-end company shares
                                Class II 31
                                Class III 2

73A)     1. Dividends from net investment income
                                Class I $0.0737
          2. Dividends for a second class of open-end company shares
                                Class II $0.0658
                                Class III $0.0737


74U.     1. Number of shares outstanding (000's omitted)
                                Class I 125,824
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                Class II  2,191
                                Class III   254


77V.     1. Net asset value per share (to nearest cent)
                                Class I $6.57
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class II $6.56
                                Class III $6.57

Series Number:  7
74U.     1. Number of shares outstanding (000's omitted)
                                Class I 6,903
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                Class II 2,928
                                Class III   37

77V.     1. Net asset value per share (to nearest cent)
                                Class I $9.18
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class II $9.16
                                Class III $9.17